                            SCHEDULE 14A INFORMATION

                PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE

                        SECURITIES EXCHANGE ACT OF 1934

Filed by the Registrant [X]

Filed by a Party other than the Registrant [ ]

Check the appropriate box:

[ ]  Preliminary Proxy Statement
[X]  Definitive Proxy Statement
[ ]  Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
[ ]  Definitive Additional Materials
[ ]  Soliciting Material Pursuant to sec. 240.14a-1 I(c) or sec. 240.14a-12

                               NEW COVENANT FUNDS
--------------------------------------------------------------------------------
                (Name of Registrant as Specified In Its Charter)

--------------------------------------------------------------------------------
    (Name of Person(s) Filing Proxy Statement, If Other Than The Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]  Fee not required.

[ ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

     (1)  Title of each class of securities to which transaction applies:

          ----------------------------------------------------------------------

     (2)  Aggregate number of securities to which transaction applies:

          ----------------------------------------------------------------------

     (3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

          ----------------------------------------------------------------------

     (4)  Proposed maximum aggregate value of transaction:

          ----------------------------------------------------------------------

     (5)  Total fee paid:

          ----------------------------------------------------------------------

[ ]  Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

     (1)  Amount Previously Paid:

          ----------------------------------------------------------------------

     (2)  Form, Schedule or Registration Statement No.:

          ----------------------------------------------------------------------

     (3)  Filing Party:

          ----------------------------------------------------------------------

     (4)  Date Filed:

          ----------------------------------------------------------------------

                               NEW COVENANT FUNDS

                            200 EAST TWELFTH STREET
                         JEFFERSONVILLE, INDIANA 47130

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                       NEW COVENANT BALANCED GROWTH FUND
                       NEW COVENANT BALANCED INCOME FUND

                                                                   July 15, 2005

Dear Fund Shareholder:

     I am happy to have this opportunity to provide you with the enclosed materials concerning the New Covenant Funds (the "Trust"). The Board of Trustees of the Trust has called a special meeting of shareholders of the Trust for Monday, August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time (the "Meeting").

     The purpose of the Meeting is to ask shareholders to consider the following proposals:

          1. To elect eight Trustees of the Trust; and

          2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

     AFTER CAREFUL CONSIDERATION, THE BOARD OF TRUSTEES OF THE TRUST RECOMMENDS THAT YOU VOTE "FOR" THE ELECTION OF EACH OF THE NOMINEES PRESENTED.

     We strongly invite your participation by asking you to review these materials and complete and return your Proxy Card as soon as possible.

     Detailed information about the proposals is contained in the enclosed materials. Your vote is very important to us regardless of the number of shares you own. Whether or not you plan to attend the Meeting in person, please read the Proxy Statement and cast your vote promptly. It is important that your vote be received by no later than the time of the Meeting on Monday, August 15, 2005. VOTING IS QUICK AND EASY. EVERYTHING YOU WILL REQUIRE IS ENCLOSED. To cast your vote, simply complete, sign and return the Proxy Card in the enclosed postage-paid envelope.

     In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

      TO VOTE BY TELEPHONE:               TO VOTE BY INTERNET:
---------------------------------   ---------------------------------
(1) Read the Proxy Statement and    (1) Read the Proxy Statement and
    have your Proxy Card at hand.   have your Proxy Card at hand.
(2) Call the toll-free number       (2) Go to the website that
    that appears on your Proxy      appears on your Proxy Card.
    Card.
(3) Enter the control number set    (3) Enter the control number set
    forth on the Proxy Card and     forth on the Proxy Card and
    follow the simple                   follow the simple
    instructions.                       instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

     Whichever method you choose, please read the enclosed proxy statement carefully before you vote.

     Please note that you may receive more than one set of proxy materials if you hold shares in more than one account or in more than one Fund. Please be sure to vote each account or Fund by utilizing one of the methods described on the Proxy Cards or by signing and dating each Proxy Card and enclosing it in the postage-paid envelope provided for each Proxy Card.

     If you have any questions after considering the enclosed materials, please feel free to contact the Funds at (800) 858-6127.

                                           Sincerely,

                                           Robert E. Leech Signature
                                           Robert E. Leech
                                           President
                                           New Covenant Funds

                               NEW COVENANT FUNDS

                            200 EAST TWELFTH STREET
                         JEFFERSONVILLE, INDIANA 47130

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                       NEW COVENANT BALANCED GROWTH FUND
                       NEW COVENANT BALANCED INCOME FUND

                   NOTICE OF SPECIAL MEETING OF SHAREHOLDERS
                           TO BE HELD AUGUST 15, 2005

     Notice is hereby given that a Special Meeting of Shareholders (the "Meeting") of the New Covenant Funds (the "Trust"), will be held on Monday, August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time, for the following purposes:

          1. To elect eight Trustees of the Trust; and

          2. To transact such other business as may properly come before the Meeting and any adjournment(s) thereof.

     You are entitled to vote at the Meeting and any adjournment(s) thereof if you owned shares of any Fund listed above as of the close of business on June 30, 2005 (the "Record Date").

     Whether or not you plan to attend the Meeting in person, please vote your shares. In addition to voting by mail you may also vote by either telephone or via the Internet, as follows:

      TO VOTE BY TELEPHONE:               TO VOTE BY INTERNET:
---------------------------------   ---------------------------------
(1) Read the Proxy Statement and    (1) Read the Proxy your Proxy
    have Statement and have your    Card at hand.
    Proxy Card at hand.
(2) Call the toll-free number       (2) Go to the website that
    that appears on your Proxy      appears on your Proxy Card.
    Card.
(3) Enter the control number set    (3) Enter the control number set
    forth on the Proxy Card and     forth on the Proxy Card and
    follow the simple                   follow the simple
    instructions.                       instructions.

     We encourage you to vote by telephone or via the Internet using the control number that appears on your enclosed Proxy Card. Use of telephone or Internet voting will reduce the time and costs associated with this proxy solicitation.

     Whichever method you choose, please read the enclosed Proxy Statement carefully before you vote.

PLEASE RESPOND -- WE ASK THAT YOU VOTE PROMPTLY IN ORDER TO AVOID THE ADDITIONAL EXPENSE OF FURTHER SOLICITATION. YOUR VOTE IS VERY IMPORTANT.

                                           By Order of the Board of Trustees

                                           Robert E. Leech Signature
                                           Robert E. Leech
                                           President
                                           New Covenant Funds
July 15, 2005

                               NEW COVENANT FUNDS

                            200 EAST TWELFTH STREET,
                         JEFFERSONVILLE, INDIANA 47130

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                       NEW COVENANT BALANCED GROWTH FUND
                       NEW COVENANT BALANCED INCOME FUND

                                PROXY STATEMENT

                        SPECIAL MEETING OF SHAREHOLDERS
                         TO BE HELD ON AUGUST 15, 2005

     This proxy statement is being furnished to you in connection with the solicitation of proxies by the Board of Trustees (the "Board") of New Covenant Funds (the "Trust"), on behalf of each of its series named above (each a "Fund" and collectively, the "Funds"), to be voted at a Special Meeting of Shareholders to be held on Monday, August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, at 11:00 a.m., Eastern Time, for the purposes set forth below and as described in greater detail in this Proxy Statement.

     You are entitled to vote at the Meeting and at any adjournment(s) if you owned shares of any Fund at the close of business on June 30, 2005 (the "Record Date"). The date of the first mailing of the Proxy Cards and this Proxy Statement to shareholders will be on or about July 15, 2005.

     Only shareholders of record at the close of business on the Record Date will be entitled to notice of, and to vote at, the Meeting. Shares represented by proxies, unless previously revoked, will be voted at the Meeting in accordance with the instructions of the shareholders. If Proxy Cards have been executed, but no instructions are given, such proxies will be voted in favor of the proposals. To revoke a proxy, the shareholder giving such proxy must either:
(1) submit to the Trust a subsequently dated Proxy Card, (2) deliver to the Trust a written notice of revocation, or (3) otherwise give notice of revocation in open meeting, in all cases prior to the exercise of the authority granted in the proxy.

     The presence in person or by proxy of the holders of record of one-third of the total shares outstanding of the Trust on the Record Date shall constitute a quorum at the Meeting for purposes of the proposals.

     In the event that the necessary quorum to transact business or the vote required to approve or reject any proposal is not obtained by the date of the Meeting, a person named as proxy may propose one or more adjournments of the Meeting for a reasonable period or periods to permit further solicitation of proxies. In addition, if, in the judgment of the persons named as proxies, it is advisable to defer action on one or more proposals, the persons named as proxies may propose one or more adjournments of the Meeting with respect to such proposal or proposals for a reasonable period or periods. Any broker non-votes received will be excluded from calculating the number of votes required to approve any proposal to adjourn the Meeting.

     The most recent annual report of the Funds, including financial statements, for the fiscal year ended June 30, 2004, and the most recent semi-annual report of the Funds for the semi-annual period ended December 31, 2004, have been mailed previously to shareholders. If you would like to receive additional copies of these shareholder reports free of charge, please contact the Funds by calling 1-800-858-6127. Requested shareholder reports will be sent by first class mail within three business days of the receipt of the request.

                            PROPOSAL 1 -- ALL FUNDS

                              ELECTION OF TRUSTEES

WHAT ARE SHAREHOLDERS BEING ASKED TO APPROVE IN PROPOSAL 1?

     The purpose of this proposal is to elect members of the Board of Trustees. The Board of Trustees oversees the operations and management of each of the Funds and meets regularly to review the business and investment activities of the Funds. The current Board of Trustees has deemed it advisable and in the best interests of the shareholders of the Funds to expand the size of the Board in order to include additional individuals on the Board. The Board concluded that it is beneficial for the Trust to have Board members who bring diverse experiences and backgrounds to the Funds. The Investment Company Act of 1940 (the "Investment Company Act") requires that a specific percentage of Trustees of a mutual fund must have been elected by shareholders. In order to add new Trustees to the Board and comply with the requirements of the Investment Company Act, the Board is requesting that shareholders of the Funds vote for the full slate of eight Nominees, which includes all of the current Trustees.

WHO ARE THE NOMINEES TO THE BOARD?

     Information about the Nominees, including their addresses, age and principal occupations during the past five years, and other current directorships of publicly traded companies or funds, is set forth in the table below. Each Nominee has agreed to serve on the Board if elected by shareholders. A Nominee is deemed to be "independent" to the extent the Trustee is not an "interested person" of the Trust, as that term is defined in Section 2(a)(19) of the Investment Company Act (an "Independent Trustee"). All Nominees whose names are designated by an asterisk (*) are currently Trustees of the Trust. For purposes of this Proxy Statement, "Fund Complex" means the four Funds of the Trust. In the event that all of the

Trustee Nominees are elected, the Independent Trustees would then represent 75% of the Board.

                        POSITION(S) WITH                             NUMBER OF
                        THE TRUST, TERM                            PORTFOLIOS IN
                         OF OFFICE AND                             FUND COMPLEX         OTHER
                         LENGTH OF TIME   PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS, AND AGE     SERVED(1)        DURING PAST 5 YEARS       TRUSTEE      HELD BY TRUSTEE
----------------------  ----------------  -----------------------  -------------   ---------------
INDEPENDENT NOMINEES
Gail C. Duree*          Trustee, since    Financial Investment           4              None.
c/o New Covenant Trust  inception.        Consultant. Treasurer,
Company, N.A.                             Montview Boulevard
200 East Twelfth St.                      Presbyterian Church.
Jeffersonville, IN                        Director, AGD
47130                                     Foundation. Investment
Age: 58                                   Committee, Women's
                                          Foundation of Colorado
                                          (1995 to present).

Rev. Donald B.          Trustee, since    Retired. From 1988 to          4              None.
Register*               inception.        May 2005, Pastor,
c/o New Covenant Trust                    Sixth-Grace
Company, N.A.                             Presbyterian Church,
200 East Twelfth St.                      Chicago, IL
Jeffersonville, IN
47130
Age: 68

John D. Stuart*         Trustee, since    Independent Financial          4              None.
c/o New Covenant Trust  February 2002.    Consultant.
Company, N.A.
200 East Twelfth St.
Jeffersonville, IN
47130
Age: 73

F. Kenneth Bateman*     Trustee, since    Attorney, Gerber &             4              None.
c/o New Covenant Trust  inception.        Bateman, P.A. (1999 to
Company, N.A.                             present); Trustee,
200 East Twelfth St.                      Presbyterian Church
Jeffersonville, IN                        (U.S.A.) Foundation
47130                                     (1995 to 2001).
Age: 65

Cynthia S. Gooch*       Trustee, since    Retired; Trustee,              4              None.
c/o New Covenant Trust  inception.        Presbyterian Church
Company, N.A.                             (U.S.A.) Foundation
200 East Twelfth St.                      (1997 to 2003).
Jeffersonville, IN
47130
Age: 72

William C. Lauderbach   n/a               Executive Vice                 4              None.
c/o New Covenant Trust                    President and Senior
Company, N.A.                             Investment Officer,
200 East Twelfth St.                      Chemical Bank and Trust
Jeffersonville, IN                        Company, Midland,
47130                                     Michigan (1985 to
Age: 67                                   present).

                        POSITION(S) WITH                             NUMBER OF
                        THE TRUST, TERM                            PORTFOLIOS IN
                         OF OFFICE AND                             FUND COMPLEX         OTHER
                         LENGTH OF TIME   PRINCIPAL OCCUPATION(S)   OVERSEEN BY     DIRECTORSHIPS
NAME, ADDRESS, AND AGE     SERVED(1)        DURING PAST 5 YEARS       TRUSTEE      HELD BY TRUSTEE
----------------------  ----------------  -----------------------  -------------   ---------------
INTERESTED NOMINEES
Robert E. Leech*(2)     Trustee, since    President and Chief            4              None.
New Covenant Trust      May 2005.         Executive Officer of
Company, N.A.                             the Presbyterian Church
200 East Twelfth St.                      (U.S.A.) Foundation
Jeffersonville, IN                        (2000 to present).
47130
Age: 60

Samuel W. McNairy*(3)   n/a               Retired. From 1964 to          4              None.
New Covenant Trust                        2001, Deloitte & Touche
Company, N.A.                             LLP, (retired as
200 East Twelfth St.                      Partner, 2001).
Jeffersonville, IN                        Trustee, Presbyterian
47130                                     Church (U.S.A.)
Age: 63                                   Foundation (January
                                          2005 to present).

---------------

(1) Each Trustee holds office indefinitely until his or her successor is elected and qualified.

(2) Mr. Leech is deemed to be an "Interested Trustee" due to his status as an officer of the Trust and an affiliated person of the Funds' investment adviser.

(3) Mr. McNairy would be deemed to be an "Interested Trustee" due to his status as an affiliated person of the Funds' investment adviser.

EXECUTIVE OFFICERS

     Officers of the Trust are appointed by the Board to oversee the day-to-day activities of each of the Funds. Information about the executive officers of the Trust, including their principal occupations during the past five years, is set forth below. Certain of the these officers are also officers and/or employees of the NCF Investment Department of New Covenant Trust Company, N.A., the investment adviser to the Funds, and certain of these officers are also officers and/or employees of BISYS Fund Services, the administrator to the Funds.

                                                          PRINCIPAL OCCUPATION(S)
NAME AND AGE       POSITION(S) HELD WITH THE TRUST          DURING PAST 5 YEARS
------------       -------------------------------   ----------------------------------
Dennis J. Murphy   Vice President, since November    Executive Vice President and Chief
  Age: 63          2001                              Investment Officer, Presbyterian
                                                     Church (U.S.A.) Foundation and New
                                                     Covenant Trust Company, N.A.
                                                     (2002-present); Senior Vice
                                                     President and Chief Financial
                                                     Officer, Presbyterian Church
                                                     (U.S.A.) Foundation and New
                                                     Covenant Trust Company, N.A. (1982
                                                     to 2000).

Anita J. Clemons   Vice President, since August      Vice President and Investment
Age: 51            2003                              Officer, New Covenant Trust
                                                     Company, N.A. (2000-present)

                                                          PRINCIPAL OCCUPATION(S)
NAME AND AGE       POSITION(S) HELD WITH THE TRUST          DURING PAST 5 YEARS
------------       -------------------------------   ----------------------------------
Harry Harper       Chief Compliance Officer, since   Chief Compliance Officer, New
Age: 61            August 2004                       Covenant Trust Company, N.A.
                                                     (2002-present); Chief Compliance
                                                     Officer, Allegheny Financial Group
                                                     (2000-2002); Chief Compliance
                                                     Officer, Keystone Financial
                                                     (1997-2000).

Steven D. Pierce   Treasurer, since May 2005         Vice President of Financial
Age: 39                                              Services, BISYS Fund Services
                                                     (1999-present).

Charles J. Daly    Secretary, since February 2004    Counsel, BISYS Fund Services
Age: 34                                              (November 2003-present);
                                                     Associate, Goodwin Proctor LLP
                                                     (2001-2003).

Alaina V. Metz     Assistant Secretary, since        Vice President, Blue Sky
Age: 37            February 2004                     Compliance, BISYS Fund Services
                                                     (1995-present).

BOARD COMMITTEES

     The Board of Trustees has an Audit Committee, a Nominating and Corporate Governance Committee, and a Valuation Committee, each of which is comprised solely of Independent Trustees, currently consisting of Ms. Duree, Rev. Register, Mr. Stuart, Ms. Gooch and Mr. Bateman. The Audit Committee is responsible for overseeing the Funds' accounting and financial reporting processes as well as the independent audit of the Funds' financial statements. The Audit Committee also selects the Funds' independent auditors and reviews with the independent auditors the plan and results of the audit engagement and the audit services and any non-audit services provided by the independent auditors. The Audit Committee held two meetings during the Funds' fiscal year ended June 30, 2005.

     The Nominating and Corporate Governance Committee of the Board is responsible for the selection and nomination of candidates to serve as Trustees and the Committee also oversees matters involving corporate governance with respect to the Funds. The Nominating and Corporate Governance Committee met once during the fiscal year ended June 30, 2005.

     The Valuation Committee is responsible for overseeing the proper valuation of portfolio securities held by the Funds, including those securities for which market quotations are not readily available. The Valuation Committee meets on an as-needed basis when required to review valuation matters. The Valuation Committee met once during the fiscal year ended June 30, 2005.

SHARE OWNERSHIP

     As of the Record Date, each of the Nominees and executive officers of the Trust owned individually and collectively as a group less than 1% of the outstanding shares of each Fund.

     The following table sets forth the aggregate dollar range of equity securities owned by each Nominee as of June 30, 2005:

                                                                   AGGREGATE DOLLAR RANGE OF
                                                                   EQUITY SECURITIES IN ALL
                                                                     REGISTERED INVESTMENT
                                                                     COMPANIES OVERSEEN BY
                                       DOLLAR RANGE OF EQUITY      TRUSTEE WITHIN THE FAMILY
                                       SECURITIES IN THE FUNDS      OF INVESTMENT COMPANIES
                                       -----------------------     -------------------------
INDEPENDENT TRUSTEE NOMINEES
Gail C. Duree.......................     $10,001 - $50,000             $10,001 - $50,000
Rev. Donald B. Register.............            None                         None
John D. Stuart......................            None                         None
F. Kenneth Bateman..................     $50,001 - $100,000           $50,001 - $100,000
Cynthia S. Gooch....................        $1 - $10,000                 $1 - $10,000
William C. Lauderbach...............     $10,001 - $50,000             $10,001 - $50,000
INTERESTED TRUSTEE NOMINEES
Robert E. Leech.....................     $10,001 - $50,000             $10,001 - $50,000
Samuel W. McNairy...................     $10,001 - $50,000             $10,001 - $50,000

COMPENSATION

     The Funds do not currently compensate the Trustees for the services that they provide to the Funds. The Trustees are reimbursed for certain expenses incurred in providing their services to the Funds.

SHAREHOLDER APPROVAL

     Election of the Nominees for Trustee must be approved by a plurality of the votes cast in person or by proxy at the Meeting at which a quorum exists. One-third of the shares of the Trust outstanding on the Record Date, present in person or represented by proxy, constitutes a quorum for the transaction of business with respect to the proposals. The votes of each Fund will be counted together with respect to the election of the Nominees.

                 THE BOARD OF TRUSTEES RECOMMENDS A VOTE "FOR"
                      THE ELECTION OF EACH OF THE NOMINEES

                     ADDITIONAL INFORMATION ABOUT THE FUNDS

INVESTMENT ADVISER

     The NCF Investment Department of New Covenant Trust Company, N.A. (the "Adviser") is the investment adviser and makes the day-to-day investment decisions for the Funds. The Adviser, which is located at 200 East Twelfth Street, Jeffersonville, Indiana, 47130, is a separate division of New Covenant Trust Company, N.A. and is registered as an investment adviser with the U.S. Securities and Exchange Commission. New Covenant Trust Company, N.A. is a subsidiary of the Presbyterian Church (U.S.A.) Foundation.

DISTRIBUTOR

     New Covenant Funds Distributors, Inc. (the "Distributor"), an affiliate of BISYS Fund Services, Inc., serves as the distributor of the Funds. The business address of the Distributor is 3435 Stelzer Road, Columbus, Ohio 43219.

ADMINISTRATOR

     BISYS Fund Services, 3435 Stelzer Road, Columbus, Ohio 43219, serves as the administrator of the Funds and provides certain other services to the Funds, including fund accounting and transfer agency services. BISYS Fund Services is a subsidiary of BISYS Group, Inc.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

     The firm of Ernst & Young LLP ("E&Y") has been selected as independent auditors of the Funds for the current fiscal year. In accordance with Independence Standards Board Standard No. 1 (ISB No. 1), E&Y has confirmed to the Audit Committee that they are independent auditors with respect to the Funds. Certain information concerning the fees and services provided by E&Y to the Funds and to certain affiliates of the Funds for the two most recent fiscal years of the Funds for which E&Y has completed an audit is provided below. For purposes of the following information, the Presbyterian Church (U.S.A.) Foundation and any entity controlling, controlled by or under common control with the Presbyterian Church (U.S.A.) Foundation that provides ongoing services to the Funds, are referred to as "Service Affiliates."

     (1) Audit Fees. The aggregate fees billed for each of the last two fiscal years for the Funds for which E&Y has completed an audit (the "Reporting Periods") for professional services rendered by E&Y for the audit of the Funds' annual financial statements, or services that are normally provided by E&Y in connection with the statutory and regulatory filings or engagements for the Reporting Periods, were as follows:

FISCAL YEAR ENDED                                           AUDIT FEES
-----------------                                           ----------
June 30, 2003............................................    $58,803
June 30, 2004............................................    $62,500

     (2) Audit-Related Fees. The aggregate fees billed in the Reporting Periods for assurance and related services by E&Y that were reasonably related to the performance of the annual audit of the Funds were as follows:

FISCAL YEAR ENDED                                     AUDIT-RELATED FEES
-----------------                                     ------------------
June 30, 2003......................................           $0
June 30, 2004......................................           $0

     (3) Tax Fees. The aggregate fees billed to the Funds in the Reporting Periods for professional services rendered by E&Y for tax compliance, tax advice and tax planning ("Tax Services") were as follows:

FISCAL YEAR ENDED                                             TAX FEES
-----------------                                             --------
June 30, 2003..............................................   $     0
June 30, 2004..............................................   $22,900

     The Tax Services that were provided by E&Y for the fiscal year ended June 30, 2004 consisted of the preparation and filing of certain tax returns for the Funds.

     (4) All Other Fees. There were no other fees billed in the Reporting Periods for products and services provided by E&Y to the Funds, or services provided to Service Affiliates other than the services reported above.

     In pre-approving any non-audit services provided to Service Affiliates after May 6, 2003 (which is the date as of which such pre-approval by the Audit Committee was first required), the Audit Committee determined that such services were compatible with maintaining E&Y's independence.

     The Audit Committee of the Trust has adopted pre-approval policies and procedures relating to services provided by E&Y. In addition to pre-approving any services to be provided by E&Y to the Funds, the Audit Committee considers and approves any non-audit services to be provided to the Service Affiliates by E&Y and the fees to be charged for such non-audit services. Pre-approval considerations include whether the proposed services are compatible with maintaining E&Y's independence. The Chairman of the Audit Committee has been given certain limited authority to pre-approve certain permissible non-audit services subject to the applicable circumstances and applicable amount of fees and nature of the services involved.

OTHER BUSINESS

     The Board does not intend to present any other business at the Meeting. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

     The Trust does not hold annual shareholder meetings. Any shareholder proposal intended to be presented at any future meeting of shareholders must be received by the Trust at its principal office a reasonable time before the solicitation of proxies for such meeting in order for such proposal to be considered for inclusion in that Proxy Statement relating to such meeting. The Board does not presently have a stated policy for considering nominees recommended by shareholders.

     Shareholders who wish to communicate with the Board should send communications to the attention of the Secretary of the Trust, 200 East Twelfth Street, Jeffersonville, Indiana 47130 and communications will be directed to the Trustee or Trustees indicated in the communication or, if no Trustee or Trustees are indicated, to the Chairman of the Board.

     Proxies are being solicited by mail. Additional solicitations may be made by telephone, e-mail, or other personal contact by officers or employees of the Trust and the Adviser and its affiliates. The costs of the proxy solicitation process are being borne by the Funds.

FUND SHARES OWNED BY CERTAIN BENEFICIAL OWNERS

     As of the Record Date the following person(s) owned beneficially or of record 5% or more of the Funds' shares:

                                                                    PERCENTAGE OF FUND
NAME OF FUND                            NAME AND ADDRESS          SHARES OUTSTANDING(%)*
------------                     -------------------------------  ----------------------
New Covenant Growth Fund.......  New Covenant Trust Company,              62.19%
                                 N.A. Custodial Account
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

                                 New Covenant Balanced                    21.93%
                                 Growth Fund
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

                                 New Covenant Balanced                     5.58%
                                 Income Fund
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

                                                                    PERCENTAGE OF FUND
NAME OF FUND                            NAME AND ADDRESS          SHARES OUTSTANDING(%)*
------------                     -------------------------------  ----------------------


New Covenant Income Fund.......  New Covenant Trust Company,              50.15%
                                 N.A.
                                 Custodial Account
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

                                 New Covenant Balanced                    20.56%
                                 Growth Fund
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

                                 New Covenant Balanced                    14.04%
                                 Income Fund
                                 200 East Twelfth Street
                                 Jeffersonville, IN 47130-3854

---------------

* New Covenant Trust Company, N.A., and the Presbyterian Church (U.S.A.) Foundation, which are affiliated with the investment adviser to the Funds, expect to vote any of the shares over which they have voting authority in favor of each of the Nominees. Due to the amount of shares that they are deemed to control, these entities are expected to be able to control the outcome of the elections.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                               NEW COVENANT FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS
                      AS OF 6/30/05 TO BE HELD ON 8/15/05.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES

To vote by Mail. Follow these four easy steps:

1)   Read the accompanying Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

To vote by telephone. It's fast, convenient, and immediate!
Call toll-free on a touch-tone phone. Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Call the toll-free number 1-800-690-6903 (there is no charge for this call).

3)   Follow the recorded instructions.

To vote over the Internet. It's fast, convenient, and your vote is immediately confirmed and posted!

Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Go the website; http://www.proxyvote.com

3)   Follow the instructions provided.

Your vote is important! Call or visit the website anytime!
Do not return your Proxy Card if you are voting by telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:   [X]   NEWCV1  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW COVENANT FUNDS

   PROPOSAL 1:

THE ELECTION OF THE FOLLOWING   FOR WITHHOLD FOR ALL   TO WITHHOLD AUTHORITY TO
EIGHT NOMINEES AS TRUSTEES       ALL   ALL   EXCEPT    VOTE FOR ANY INDIVIDUAL
FOR THE NEW COVENANT FUNDS:                            NOMINEE(S), MARK "FOR
                                 [ ]   [ ]     [ ]     ALL EXCEPT" AND WRITE THE
01)  Gail C. Duree                                     NOMINEE'S NUMBER ON THE
                                                       LINE BELOW.
02)  Rev. Donald B. Register
                                                       -------------------------
03)  John D. Stuart

04)  F. Kenneth Bateman

05)  Cynthia S. Gooch

06)  Robert E. Leech

07)  William C. Lauderbach

08)  Samuel W. McNairy

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


-------------------------------------   ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date


-------------------------------------   ----------------------------------------
Signature (Joint Owners)                Date

                                   PROXY CARD

                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                        NEW COVENANT BALANCED GROWTH FUND
                        NEW COVENANT BALANCED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 15, 2005

The undersigned hereby appoints Charles J. Daly, Michael Grunewald, and Dennis
J. Murphy, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the "Funds") of the New Covenant Funds (the "Trust"), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m., Eastern Time, on August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, and at any adjournment(s) thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

        PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                               NEW COVENANT FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS
                      AS OF 6/30/05 TO BE HELD ON 8/15/05.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES

To vote by Mail. Follow these four easy steps:

1)   Read the accompanying Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

To vote by telephone. It's fast, convenient, and immediate!
Call toll-free on a touch-tone phone. Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Call the toll-free number 1-800-690-6903 (there is no charge for this call).

3)   Follow the recorded instructions.

To vote over the Internet. It's fast, convenient, and your vote is immediately confirmed and posted! Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Go the website; http://www.proxyvote.com

3)   Follow the instructions provided.

Your vote is important! Call or visit the website anytime!
Do not return your Proxy Card if you are voting by telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:   [X]   NEWCV1  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW COVENANT FUNDS

   PROPOSAL 1:

THE ELECTION OF THE FOLLOWING   FOR WITHHOLD FOR ALL   TO WITHHOLD AUTHORITY TO
EIGHT NOMINEES AS TRUSTEES       ALL   ALL   EXCEPT    VOTE FOR ANY INDIVIDUAL
FOR THE NEW COVENANT FUNDS:                            NOMINEE(S), MARK "FOR
                                 [ ]   [ ]     [ ]     ALL EXCEPT" AND WRITE THE
01)  Gail C. Duree                                     NOMINEE'S NUMBER ON THE
                                                       LINE BELOW.
02)  Rev. Donald B. Register
                                                       -------------------------
03)  John D. Stuart

04)  F. Kenneth Bateman

05)  Cynthia S. Gooch

06)  Robert E. Leech

07)  William C. Lauderbach

08)  Samuel W. McNairy

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


-------------------------------------   ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date


-------------------------------------   ----------------------------------------
Signature (Joint Owners)                Date

                                   PROXY CARD

                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                        NEW COVENANT BALANCED GROWTH FUND
                        NEW COVENANT BALANCED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 15, 2005

The undersigned hereby appoints Charles J. Daly, Michael Grunewald, and Dennis
J. Murphy, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the "Funds") of the New Covenant Funds (the "Trust"), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m., Eastern Time, on August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, and at any adjournment(s) thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

        PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                               NEW COVENANT FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS
                      AS OF 6/30/05 TO BE HELD ON 8/15/05.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES

To vote by Mail. Follow these four easy steps:

1)   Read the accompanying Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

To vote by telephone. It's fast, convenient, and immediate!
Call toll-free on a touch-tone phone. Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Call the toll-free number 1 -800-690-6903 (there is no charge for this call).

3)   Follow the recorded instructions.

To vote over the Internet. It's fast, convenient, and your vote is immediately confirmed and posted!

Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Go the website; http://www.proxyvote.com

3)   Follow the instructions provided.

Your vote is important! Call or visit the website anytime!
Do not return your Proxy Card if you are voting by telephone or Internet.

TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:   [X]   NEWCV1  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW COVENANT FUNDS

   PROPOSAL 1:

THE ELECTION OF THE FOLLOWING   FOR WITHHOLD FOR ALL   TO WITHHOLD AUTHORITY TO
EIGHT NOMINEES AS TRUSTEES       ALL   ALL   EXCEPT    VOTE FOR ANY INDIVIDUAL
FOR THE NEW COVENANT FUNDS:                            NOMINEE(S), MARK "FOR
                                 [ ]   [ ]     [ ]     ALL EXCEPT" AND WRITE THE
01)  Gail C. Duree                                     NOMINEE'S NUMBER ON THE
                                                       LINE BELOW.
02)  Rev. Donald B. Register
                                                       -------------------------
03)  John D. Stuart

04)  F. Kenneth Bateman

05)  Cynthia S. Gooch

06)  Robert E. Leech

07)  William C. Lauderbach

08)  Samuel W. McNairy

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


-------------------------------------   ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date


-------------------------------------   ----------------------------------------
Signature (Joint Owners)                Date

                                   PROXY CARD

                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                        NEW COVENANT BALANCED GROWTH FUND
                        NEW COVENANT BALANCED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 15, 2005

The undersigned hereby appoints Charles J. Daly, Michael Grunewald, and Dennis
J. Murphy, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the "Funds") of the New Covenant Funds (the "Trust"), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m., Eastern Time, on August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, and at any adjournment(s) thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

        PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.

PROXY TABULATOR
P.O. BOX 9112
FARMINGDALE, NY 11735

                               NEW COVENANT FUNDS

                         SPECIAL MEETING OF SHAREHOLDERS
                      AS OF 6/30/05 TO BE HELD ON 8/15/05.

                      THIS PROXY IS SOLICITED ON BEHALF OF
                              THE BOARD OF TRUSTEES

To vote by Mail. Follow these four easy steps:

1)   Read the accompanying Proxy Statement.

2)   Check the appropriate boxes on the proxy card below.

3)   Sign and date the proxy card.

4)   Return the proxy card in the envelope provided.

To vote by telephone. It's fast, convenient, and immediate!
Call toll-free on a touch-tone phone. Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Call the toll-free number 1-800-690-6903 (there is no charge for this call).

3)   Follow the recorded instructions.

To vote over the Internet. It's fast, convenient, and your vote is immediately confirmed and posted! Follow these three easy steps:

1)   Read the accompanying Proxy Statement.

2)   Go the website; http://www.proxyvote.com

3)   Follow the instructions provided.

Your vote is important! Call or visit the website anytime!
Do not return your Proxy Card if you are voting by telephone or Internet.

                                        PAGE 2 OF 2


TO VOTE, MARK BLOCKS BELOW IN
BLUE OR BLACK INK AS FOLLOWS:   [X]   NEWCV1  KEEP THIS PORTION FOR YOUR RECORDS
--------------------------------------------------------------------------------
                                             DETACH AND RETURN THIS PORTION ONLY

              THIS PROXY CARD IS VALID ONLY WHEN SIGNED AND DATED.

NEW COVENANT FUNDS

   PROPOSAL 1:

THE ELECTION OF THE FOLLOWING   FOR WITHHOLD FOR ALL   TO WITHHOLD AUTHORITY TO
EIGHT NOMINEES AS TRUSTEES      ALL    ALL   EXCEPT    VOTE FOR ANY INDIVIDUAL
FOR THE NEW COVENANT FUNDS:                            NOMINEE(S), MARK "FOR
                                [ ]    [ ]     [ ]     ALL EXCEPT" AND WRITE THE
01)  Gail C. Duree                                     NOMINEE'S NUMBER ON THE
                                                       LINE BELOW.
02)  Rev. Donald B. Register
                                                       -------------------------
03)  John D. Stuart

04)  F. Kenneth Bateman

05)  Cynthia S. Gooch

06)  Robert E. Leech

07)  William C. Lauderbach

08)  Samuel W. McNairy

THIS PROXY WILL BE VOTED AS SPECIFIED. IF NO SPECIFICATION IS MADE, THIS PROXY WILL BE VOTED FOR EACH NOMINEE.

IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH MATTERS AS MAY PROPERLY COME BEFORE THE MEETING.

PLEASE BE SURE TO SIGN AND DATE THIS PROXY CARD AND RETURN IT PROMPTLY IN THE ENCLOSED ENVELOPE.


-------------------------------------   ----------------------------------------
Signature [PLEASE SIGN WITHIN BOX]      Date


-------------------------------------   ----------------------------------------
Signature (Joint Owners)                Date

                                   PROXY CARD

                               NEW COVENANT FUNDS

                            NEW COVENANT GROWTH FUND
                            NEW COVENANT INCOME FUND
                        NEW COVENANT BALANCED GROWTH FUND
                        NEW COVENANT BALANCED INCOME FUND

                         SPECIAL MEETING OF SHAREHOLDERS

                                 AUGUST 15, 2005

The undersigned hereby appoints Charles J. Daly, Michael Grunewald, and Dennis
J. Murphy, as his or her attorney and proxy with full power of substitution to vote and act with respect to all shares of each of the separate investment series listed above (the "Funds") of the New Covenant Funds (the "Trust"), as applicable, held by the undersigned at the Special Meeting of Shareholders of the Funds to be held at 11:00 a.m., Eastern Time, on August 15, 2005, at 200 East Twelfth Street, Jeffersonville, Indiana 47130, and at any adjournment(s) thereof (the "Meeting"), and instructs each of them to vote as indicated on the matters referred to in the Proxy Statement for the Meeting, receipt of which is hereby acknowledged, with discretionary power to vote upon such other business as may properly come before the Meeting.

THIS PROXY IS SOLICITED BY THE BOARD OF TRUSTEES OF THE TRUST. THE BOARD OF TRUSTEES RECOMMENDS THAT YOU VOTE FOR EACH NOMINEE.

        PLEASE VOTE, DATE AND SIGN ON THE REVERSE AND RETURN PROMPTLY IN
                             THE ENCLOSED ENVELOPE.